EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Luminent Mortgage Capital, Inc. (the Company) on Form 10-K for the year ended December 31, 2003 (the Report), I, Gail P. Seneca, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2004

By:	/s/ GAIL P. SENECA
Gail P. Seneca
Chief Executive Officer (Principal Executive Officer)

     A signed original of this written statement required by Section 906 has been provided to Luminent Mortgage Capital, Inc. and will be retained by Luminent Mortgage Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.